Refundable Deposit - 777 PMPA	12 Months Ended
Dec. 31, 2022
Refundable Deposit 777 PMPA [Abstract]
Refundable Deposit - 777 PMPA
19.	Refundable Deposit – 777 PMPA
On August 8, 2012, the Company entered into a PMPA with Hudbay in respect to the 777 mine (Note 13). Under the terms of the 777 PMPA, should the market value of gold and silver delivered to Wheaton through the initial
40 year term of the contract, net of the per ounce cash payment, be lower than the initial $455 million upfront consideration, the Company is entitled to a refund of the difference (the “Refundable Deposit”) at the conclusion of the 40 year term. On June 22, 2022, Hudbay announced that mining activities at the 777 mine have concluded after the reserves were depleted and closure activities have commenced.
At December 31, 2022, the balance of the Refundable Deposit was $79 million. The Company has estimated that a credit facility with similar terms and conditions would have an interest rate of
8%, resulting in the Refundable Deposit having a fair value of $8 million at December 31, 2022, resulting in a $2 million impairment on the 777 PMPA. The Company has derecognized the 777 PMPA and recognized a long-term receivable, with interest to be accreted on a quarterly basis until maturity which is August 8, 2052.